UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2021

ACCELERON PHARMA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36065	27-0072226
(state or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

128 Sidney Street
Cambridge, MA	02139
(Address of principal executive	(Zip Code)
offices)

Registrant’s telephone number, including area code: (617) 649-9200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Ticker Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 per share	XLRN	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On September 29, 2021, Acceleron Pharma Inc., a Delaware corporation (“Acceleron” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Merck Sharp & Dohme Corp., a New Jersey corporation (“Parent”), and Parent’s wholly owned subsidiary, Astros Merger Sub, Inc., a Delaware corporation (“Purchaser”).

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Purchaser will commence a tender offer (the “Offer”) to purchase all of the issued and outstanding shares (the “Shares”) of common stock, par value $0.001 per share (the “Common Stock”), of the Company in exchange for $180.00 per Share, net to the seller in cash, without interest and less applicable tax withholdings (the “Offer Price”). If certain conditions are satisfied and the Offer closes, Parent would acquire any remaining shares by a merger of Purchaser with and into the Company (the “Merger”).

Following the consummation of the Offer and subject to the terms and conditions of the Merger Agreement, Purchaser will merge with and into the Company, with the Company being the surviving corporation. The Merger Agreement contemplates that the Merger will be effected pursuant to Section 251(h) of the General Corporation Law of the State of Delaware (the “DGCL”), which permits completion of the Merger without a shareholder vote promptly following consummation of the Offer. At the effective time of the Merger (the “Effective Time”), each Share issued and outstanding immediately prior to the Effective Time (other than (i) Shares held in the treasury of the Company or owned by the Company or any direct or indirect wholly owned subsidiary of the Company and each Share owned by Parent, Purchaser or any direct or indirect wholly owned subsidiary of Parent or Purchaser immediately prior to the Effective Time or (ii) Shares outstanding immediately prior to the Effective Time and held by stockholders who are entitled to demand, and properly demand, appraisal for such Shares in accordance with Section 262 of the DGCL) will be converted into the right to receive the Offer Price, without interest (the “Merger Consideration”).

The obligation of Parent and Purchaser to consummate the Offer is subject to the condition that there be validly tendered in the Offer and “received” by the “depositary” (as defined in Section 251(h) of the DGCL), and not validly withdrawn prior to the expiration of the Offer, a number of Shares that, together with the number of Shares, if any, then owned beneficially by Parent and Purchaser (together with their wholly owned subsidiaries) would represent at least a majority of the Shares outstanding as of the consummation of the Offer (the “Minimum Tender Condition”), among others. The Minimum Tender Condition may not be waived by Purchaser without the prior written consent of the Company. The obligation of Purchaser to consummate the Offer is also subject to the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, receipt of approvals under certain antitrust laws in ex-U.S. jurisdictions and other customary conditions. Consummation of the Offer is not subject to a financing condition.

The Merger Agreement provides that at the Effective Time all options to purchase Shares granted under a Company equity plan, agreement or arrangement (each such option, a “Company Stock Option”), that are outstanding immediately prior to the Effective Time and that have an exercise price per Share that is less than the Offer Price, will be cancelled and the holder of each such Company Stock Option will be entitled to receive (without interest), in consideration for the cancellation of such Company Stock Option,  an amount in cash (less applicable withholding of taxes required by applicable law) equal to the product of (i) the total number of Shares subject to such Company Stock Option immediately prior to the Effective Time multiplied by (ii) the excess of the Offer Price over the applicable exercise price per Share under such Company Stock Option.

The Merger Agreement also provides that as of the Effective Time all outstanding restricted stock units (“RSUs”) and performance stock units (“PSUs”) that are outstanding immediately prior to the Effective Time will be cancelled and the holder of each RSU and PSU will be entitled, in exchange therefor, to receive (without interest) an amount in cash (less applicable withholding of taxes required by applicable law) equal to the product of (i) the total number of Shares subject to (or deliverable under) such RSUs and PSUs immediately prior to the Effective Time (with any performance conditions deemed achieved at maximum levels with respect to the PSUs) multiplied by (ii) the Offer Price.

The Merger Agreement includes customary representations, warranties and covenants of the Company, Parent and Purchaser. The Company has agreed to use commercially reasonable efforts to carry on its business in the ordinary course until the Effective Time. The Company has also agreed not to solicit or initiate discussions with third parties regarding other proposals for a strategic transaction involving the Company. Parent and Purchaser have agreed to use reasonable best efforts to take actions that may be required in order to obtain antitrust approval of the proposed transaction, subject to certain limitations.

The Merger Agreement includes a remedy of specific performance for the Company, Parent and Purchaser. The Merger Agreement also includes customary termination provisions for both the Company and Parent and provides that, in connection with the termination of the Merger Agreement under specified circumstances, including termination by the Company in order to accept and enter into a definitive agreement with respect to a Superior Proposal (as defined in the Merger Agreement), the Company will be required to pay a termination fee of $345,000,000 by wire transfer of immediately available funds. The Merger Agreement also provides that if the Offer or Merger are not consummated due to the failure of certain antitrust conditions to be satisfied, then Parent will be required to pay the Company a reverse termination fee of $650,000,000 or $750,000,000, depending on the time of termination. The termination fees, if paid, constitute the sole and exclusive remedy of the party receiving the fee in respect of the Merger Agreement.

The Company’s Board of Directors unanimously (i) determined that the Merger Agreement and the transactions contemplated thereby are fair to, and in the best interests of, the Company and its stockholders, (ii) declared it advisable to enter into the Merger Agreement, (iii) approved the execution and delivery of the Merger Agreement and the performance of the Company’s obligations thereunder, (iv) resolved that the Merger be effected pursuant to Section 251(h) of the DGCL and (v) resolved to recommend that the Company’s stockholders accept the Offer and tender their Shares pursuant to the Offer.

The foregoing summary of the principal terms of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full copy of the Merger Agreement filed as Exhibit 2.1 hereto and incorporated herein by reference. The summary and the copy of the Merger Agreement are intended to provide information regarding the terms of the Merger Agreement and are not intended to modify or supplement any factual disclosures about the Company in its public reports filed with the U.S. Securities and Exchange Commission (“SEC”). The assertions embodied in the representations and warranties included in the Merger Agreement were made solely for purposes of the contract among the Company, Purchaser and Parent and are subject to important qualifications and limitations agreed to by the Company, Purchaser and Parent in connection with the negotiated terms, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to the Company’s SEC filings or may have been used for purposes of allocating risk among the Company, Purchaser and Parent rather than establishing matters as facts. Investors should not rely on the representations and warranties or any description of them as characterizations of the actual state of facts of the Company, Parent, Purchaser or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, and this subsequent information may or may not be fully reflected in public disclosures by the Company or Parent.

Item 5.02 Compensatory Arrangements of Certain Officers

In connection with approving the Company’s entry into the Merger Agreement, but prior to the execution of the Merger Agreement, the Company’s Board of Directors also approved amendments to the employment agreements between the Company and the following executive officers of the Company: Mr. Habib J. Dable, the Company’s Chief Executive Officer, Mr. Kevin F. McLaughlin, the Company’s Chief Financial Officer, Dr. Jay T. Backstrom, the Company’s Executive Vice President, Research and Development, Mr. Sujay R. Kango, the Company’s Chief Commercial Officer, and Mr. Adam M. Veness, the Company’s General Counsel. The amendments provide that if the executive’s employment is terminated other than for cause or if the executive resigns for good reason, in either case, within one year following the date of a change of control (as the terms cause, good reason and change of control are defined in the applicable employment agreement), in lieu of the cash severance benefits payable upon such a termination under the current employment agreements, the executive will be entitled to receive: (i) a lump sum payment equal to 150% (two times for Mr. Dable) of the sum of the executive’s base salary and target bonus amount for the year in which such termination occurs; and (ii) up to 18 months of Company paid COBRA premiums (24 months for Mr. Dable). The amendments also provide for the reimbursement for excise taxes under Section 4999 of the Internal Revenue Code (the “Code”) so that on a net after-tax basis the executives would be in the same position as if no such excise tax had applied to the executive, subject to an aggregate cap.

The compensation and benefits as described above are contingent on, and subject to, documentation of the foregoing arrangements.

Item 8.01 Other Events.

On September 30, 2021, the Company and Merck & Co., Inc. issued a joint press release announcing the execution of the Merger Agreement. A copy of the joint press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

*****

Important Information About the Offer

The tender offer for the outstanding shares of Acceleron common stock referenced in this communication has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell securities, nor is it a substitute for the tender offer materials that Merck Sharp & Dohme Corp. (“Merck”) and its acquisition subsidiary will file with the SEC, upon the commencement of the tender offer. At the time the tender offer is commenced, Merck and its acquisition subsidiary will file a tender offer statement on Schedule TO, and thereafter Acceleron will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer.

THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 WILL CONTAIN IMPORTANT INFORMATION. ACCELERON’S STOCKHOLDERS ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE (AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME) BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF ACCELERON’S SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SECURITIES.

The Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, will be made available to all holders of Acceleron’s stock at no expense to them. The tender offer materials and the Solicitation/Recommendation Statement will be made available for free at the SEC’s website at www.sec.gov. Additional copies may be obtained for free by contacting Merck at 2000 Galloping Hill Road, Kenilworth, N.J., 07033 or (908) 423-1000 or on Acceleron’s website at www.acceleronpharma.com or by contacting Acceleron at 128 Sidney Street, Cambridge, MA 02139 or (617) 649-9200.

Forward-Looking Statements

This communication contains forward-looking statements. Forward-looking statements are statements that are not historical facts and may include projections and estimates and their underlying assumptions, statements regarding plans, objectives, intentions and expectations with respect to future financial results, events, operations, services, product development and potential, and statements regarding future performance. Forward-looking statements are generally identified by the words “expects”, “anticipates”, “believes”, “intends”, “estimates”, “plans”, “will be” and similar expressions. Although Merck’s and Acceleron’s management each believes that the expectations reflected in such forward-looking statements are reasonable, investors are cautioned that forward-looking information and statements are subject to various risks and uncertainties, many of which are difficult to predict and generally beyond the control of Merck and Acceleron, that could cause actual results and developments to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include, among other things, risks related to Merck’s and Acceleron’s ability to complete the acquisition on the proposed terms or on the proposed timeline, including the receipt of required regulatory approvals, the possibility that competing offers will be made, other risks associated with executing business combination transactions, such as the risk that the businesses will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the acquisition will not be realized, risks related to future opportunities and plans for the combined company, including uncertainty of the expected financial performance and results of the combined company following completion of the proposed acquisition, disruption from the proposed acquisition making it more difficult to conduct business as usual or to maintain relationships with customers, employees, manufacturers, suppliers or patient groups, and the possibility that, if the combined company does not achieve the perceived benefits of the proposed acquisition as rapidly or to the extent anticipated by financial analysts or investors, the market price of Merck’s shares could decline, as well as other risks related to Merck’s and Acceleron’s respective businesses, including the ability to grow sales and revenues from existing products and to develop, commercialize or market new products, competition, the uncertainties inherent in research and development, including future clinical data and analysis, regulatory obligations and oversight by regulatory authorities, such as the U.S. Food and Drug Administration, including decisions of such authorities regarding whether and when to approve any drug, device or biological application that may be filed for any product candidates as well as decisions regarding labelling and other matters that could affect the availability or commercial potential of any product candidates, the absence of a guarantee that any product candidates, if approved, will be commercially successful, the future approval and commercial success of therapeutic alternatives, Merck’s ability to benefit from external growth opportunities and to complete related transactions and/or obtain regulatory clearances, risks associated with Merck’s and Acceleron’s intellectual property and any related pending or future litigation and the ultimate outcome of such litigation, trends in exchange rates and prevailing interest rates, volatile economic and market conditions, cost containment initiatives and subsequent changes thereto, Acceleron’s or its collaboration partner, Bristol Myers Squibb’s (“BMS”), inability to successfully complete the clinical development of Acceleron’s compounds, or that Acceleron or BMS may be delayed in initiating, enrolling or completing any clinical trials, and that Acceleron’s compounds may not receive regulatory approval or become commercially successful products and the impact that COVID-19 will have on Merck and Acceleron and their respective customers, suppliers, vendors, and other business partners, and the financial condition of any one of them, as well as on Merck’s and Acceleron’s employees and on the global economy as a whole. Any material effect of COVID-19 on any of the foregoing could also adversely impact Merck and Acceleron. This situation is changing rapidly and additional impacts may arise of which Merck and Acceleron are not currently aware and may exacerbate other previously identified risks. While the list of factors presented here is representative, no list should be considered a statement of all potential risks, uncertainties or assumptions that could have a material adverse effect on the companies’ consolidated financial condition or results of operations. The foregoing factors should be read in conjunction with the risks and cautionary statements discussed or identified in the public filings with the U.S. Securities and Exchange Commission (the “SEC”) made by Merck & Co., Inc. and Acceleron, including those listed under “Risk Factors” in Merck & Co., Inc.’s annual report on Form 10-K for the fiscal year ended December 31, 2020 and quarterly reports on Form 10-Q and Acceleron’s annual report on Form 10-K for the fiscal year ended December 31, 2020, quarterly reports on Form 10-Q and current reports on Form 8-K filed with the SEC. The forward-looking statements speak only as of the date hereof and, other than as required by applicable law, Merck and Acceleron do not undertake any obligation to update or revise any forward-looking information or statements.

Additional Information

In addition to the Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, Merck & Co., Inc. files annual, quarterly and special reports and other information with the SEC and Acceleron files annual, quarterly and special reports and other information with the SEC, which are available to the public from commercial document-retrieval services and at the website maintained by the SEC at www.sec.gov.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of September 29, 2021, by and among Acceleron Pharma Inc., Merck Sharp & Dohme Corp. and Astros Merger Sub, Inc.*

99.1	Joint Press Release, dated September 30, 2021, issued by Acceleron Pharma Inc. and Merck & Co., Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Schedules omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCELERON PHARMA INC.

By:	/s/ Adam M. Veness, Esq.
Adam M. Veness, Esq.
Senior Vice President, General Counsel and Secretary

Dated: September 30, 2021